================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 3, 2004

                              Diomed Holdings, Inc.

            Delaware                    000-32045                84-140636
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

               1 Dundee Park
                Andover, MA                                        01810
 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (978-475-7771)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         (a) On February 23, 2004, Samuel Belzberg resigned from the board of directors of Diomed Holdings, Inc. (the "Company"). On February 24, 2004, the Company's board of directors elected Joseph Harris to fill the vacancy on the board caused by Mr. Belzberg's resignation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


99.1     Press Release, dated March 1, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Diomed Holdings, Inc.
                                        (Registrant)

Date: March 3, 2004                     By: /s/  JAMES A. WYLIE, JR.
                                            ----------------------------------
                                            Name: James A. Wylie, Jr.
                                            Title: President and Chief Executive
                                                   Officer

List of Exhibits
----------------

99.1     Press Release, dated March 1, 2004